Exhibit 99.2

Supplemental Financial Information

December 31, 2012

(unaudited)

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

December 31, 2012

(unaudited)

TABLE OF CONTENTS

Financial Information
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
Supporting Schedules to Consolidated Statements	5-6
Funds From Operations and Additional Disclosures	7
Earnings Before Interest, Taxes, Depreciation and Amortization	8
Summary of Outstanding Debt	9-10
Summary of Debt Maturities	11
Preferred Stock Activity	12

Portfolio Information
Real Estate Summary	13-15
Leasing Activity	16
Tenant Concentration	17
Lease Expirations	18
Same-Property Net Operating Income	19
Acquisitions and Dispositions	20

Properties Held for Sale/Conveyance
Real Estate Summary	22
Summary of Outstanding Debt	23

Non-GAAP Financial Disclosures	24

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2012.

CEDAR REALTY TRUST, INC.

Consolidated Balance Sheets

	December 31,
	2012	2011
Assets:
Real estate
Land	$282,383,000	$268,182,000
Buildings and improvements	1,178,111,000	1,095,754,000

	1,460,494,000	1,363,936,000
Less accumulated depreciation	(237,751,000)	(196,661,000)

Real estate, net	1,222,743,000	1,167,275,000
Real estate held for sale/conveyance	77,793,000	211,679,000
Investment in Cedar/RioCan joint venture	—	44,743,000
Cash and cash equivalents	7,522,000	12,070,000
Restricted cash	13,752,000	14,707,000
Receivables	18,289,000	25,660,000
Other assets and deferred charges, net	29,804,000	33,730,000
Assets relating to real estate held for sale/conveyance	—	2,299,000

Total assets	$1,369,903,000	$1,512,163,000

Liabilities and equity:
Mortgage loans payable	605,216,000	$586,743,000
Mortgage loans payable—real estate held for sale/conveyance	23,258,000	124,888,000
Secured credit facilities	156,000,000	166,317,000
Accounts payable and accrued liabilities	28,179,000	32,404,000
Unamortized intangible lease liabilities	30,508,000	35,017,000
Unamortized intangible lease liabilities—real estate held for sale/conveyance	4,992,000	6,406,000

Total liabilities	848,153,000	951,775,000

Noncontrolling interest—limited partners’ mezzanine OP Units	623,000	4,616,000
Commitments and contingencies	—	—
Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	163,669,000	158,575,000
Common stock and other shareholders’ equity	349,987,000	335,268,000

Total Cedar Realty Trust, Inc. shareholders’ equity	513,656,000	493,843,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	6,081,000	56,511,000
Limited partners’ OP Units	1,390,000	5,418,000

Total noncontrolling interests	7,471,000	61,929,000

Total equity	521,127,000	555,772,000

Total liabilities and equity	$1,369,903,000	$1,512,163,000

CEDAR REALTY TRUST, INC.

Consolidated Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2012	2011	2012	2011
Revenues:
Rents	$28,115,000	$26,837,000	$108,260,000	$105,008,000
Expense recoveries	7,045,000	6,579,000	26,302,000	26,810,000
Other	652,000	876,000	6,021,000	3,010,000

Total revenues	35,812,000	34,292,000	140,583,000	134,828,000

Property operating expenses:
Operating, maintenance and management	5,876,000	6,388,000	23,037,000	27,457,000
Real estate and other property-related taxes	4,496,000	4,321,000	17,514,000	16,578,000

Total property operating expenses	10,372,000	10,709,000	40,551,000	44,035,000

Property operating income	25,440,000	23,583,000	100,032,000	90,793,000

Other expenses:
General and administrative	3,278,000	2,970,000	14,277,000	10,740,000
Management transition charges and employee termination costs	41,000	—	1,172,000	6,875,000
Impairment charges (reversals)	5,779,000	(271,000)	5,779,000	7,148,000
Acquisition transaction costs and terminated projects	116,000	267,000	116,000	1,436,000
Depreciation and amortization	9,820,000	15,392,000	44,540,000	43,105,000

Total other expenses	19,034,000	18,358,000	65,884,000	69,304,000

Operating income	6,406,000	5,225,000	34,148,000	21,489,000

Non-operating income and expense:
Interest expense	(9,879,000)	(10,708,000)	(39,359,000)	(41,746,000)
Accelerated write-off of deferred financing costs	—	—	(2,607,000)	—
Interest income	4,000	133,000	191,000	349,000
Equity in income of unconsolidated joint ventures	49,000	519,000	1,481,000	1,671,000
Gain (loss) on exit from unconsolidated joint ventures	30,526,000	—	30,526,000	(7,961,000)
Gain on sales	516,000	—	997,000	130,000

Total non-operating income and expense	21,216,000	(10,056,000)	(8,771,000)	(47,557,000)

Income (loss) from continuing operations	27,622,000	(4,831,000)	25,377,000	(26,068,000)

Discontinued operations:
Income from operations	281,000	2,193,000	3,963,000	5,128,000
Impairment charges, net	(1,142,000)	(1,171,000)	(4,000)	(88,458,000)
Gain on sales	3,929,000	382,000	4,679,000	884,000

Total discontinued operations	3,068,000	1,404,000	8,638,000	(82,446,000)

Net income (loss)	30,690,000	(3,427,000)	34,015,000	(108,514,000)

Less, net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(63,000)	(825,000)	(4,335,000)	2,507,000
Limited partners’ interest in Operating Partnership	(88,000)	152,000	26,000	2,446,000

Total net (income) loss attributable to noncontrolling interests	(151,000)	(673,000)	(4,309,000)	4,953,000

Net income (loss) attributable to Cedar Realty Trust, Inc.	30,539,000	(4,100,000)	29,706,000	(103,561,000)
Preferred stock dividends	(3,804,000)	(3,579,000)	(14,819,000)	(14,200,000)
Preferred stock redemption costs	(4,443,000)	—	(4,998,000)	—

Net income (loss) attributable to common shareholders	$22,292,000	$(7,679,000)	$9,889,000	$(117,761,000)

Per common share attributable to common shareholders (basic and diluted):
Continuing operations	$0.27	$(0.13)	$0.07	$(0.61)
Discontinued operations	$0.04	0.01	0.06	(1.18)

	$0.31	$(0.12)	$0.13	$(1.79)

Weighted average number of common shares—basic and diluted	68,278,000	66,804,000	68,017,000	66,387,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets Detail

	December 31,	December 31,
	2012	2011
Construction in process (included in buildings and improvements)	$6,699,000	$24,475,000

Receivables
Rents and other tenant receivables, net	$3,317,000	$6,882,000
Straight-line rents	14,353,000	13,418,000
Other	619,000	5,360,000

	$18,289,000	$25,660,000

Other assets and deferred charges, net
Lease origination costs	$15,158,000	$14,217,000
Financing costs	5,686,000	6,224,000
Prepaid expenses	5,196,000	5,857,000
Leasehold improvements, furniture and fixtures	1,161,000	1,035,000
Investments related to deferred compensation liabilities	450,000	3,562,000
Property and other deposits	152,000	1,430,000
Other	2,001,000	1,405,000

	$29,804,000	$33,730,000

Minority interests in consolidated joint ventures
Operating joint venture properties:
New London Mall and San Souci Plaza	5,114,000	6,805,000
Upland Square	1,048,000	1,048,000
Homburg (two properties) (a)	—	13,909,000
Held-for-sale joint venture properties:
Homburg (seven properties) (b)	—	34,774,000
CVS at Naugatuck	—	56,000
Heritage Crossing	(81,000)	(81,000)

	$6,081,000	$56,511,000

(a)	Remaining 80% ownership interests acquired on October 12, 2012.
(b)	Properties sold on October 12, 2012.

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Statements of Operations Detail

	Three months ended December 31,		Years ended December 31,
	2012	2011	2012	2011
Rents
Base rents	$26,409,000	$24,783,000	$100,836,000	$97,015,000
Percentage rent	295,000	371,000	1,074,000	1,058,000
Straight-line rents	212,000	271,000	986,000	1,199,000
Amortization of intangible lease liabilities	1,199,000	1,412,000	5,364,000	5,736,000

	$28,115,000	$26,837,000	$108,260,000	$105,008,000

Other revenues
Lease termination fees	$—	$—	$3,029,000	$—
RioCan management fees (a)	618,000	862,000	2,754,000	2,755,000
Other	34,000	14,000	238,000	255,000

	$652,000	$876,000	$6,021,000	$3,010,000

Equity in income of unconsolidated joint ventures:
Cedar/RioCan (a)	$49,000	$519,000	$1,481,000	$1,348,000
Philadelphia redevelopment project	—	—	—	323,000

	$49,000	$519,000	$1,481,000	$1,671,000

Net (income) loss attributable to noncontrolling interests—minority interests in consolidated joint ventures
Operating joint venture properties:
New London Mall and San Souci Plaza	$81,000	$37,000	$600,000	$488,000
Homburg (two properties) (b)	(271,000)	(75,000)	(487,000)	(381,000)
Held-for-sale joint venture properties:
Homburg (seven properties) (c)	127,000	(778,000)	(4,124,000)	391,000
CVS at Naugatuck	—	(9,000)	(324,000)	(24,000)
Columbia Mall	—	—	—	2,033,000

	$(63,000)	$(825,000)	$(4,335,000)	$2,507,000

(a)	On October 10, 2012, the Company exited the 20% Cedar / 80% RioCan joint venture that owned 22 retail shopping-center properties. Effective January 31, 2013, the Company’s property management agreement for the sold properties terminated.
(b)	Remaining 80% ownership interests acquired on October 12, 2012.
(c)	Properties sold on October 12, 2012.

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended December 31,		Years ended December 31,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders	$22,292,000	$(7,679,000)	$9,889,000	$(117,761,000)
Real estate depreciation and amortization	9,758,000	15,427,000	44,335,000	48,156,000
Limited partners’ interest	88,000	(152,000)	(26,000)	(2,446,000)
Impairment charges	6,921,000	900,000	5,783,000	95,606,000
(Gain) loss on exit from unconsolidated joint ventures	(30,526,000)	—	(30,526,000)	7,961,000
(Gain) on sales	(4,445,000)	(382,000)	(5,676,000)	(884,000)
Consolidated minority interest:
Share of income (loss)	63,000	825,000	4,335,000	(2,507,000)
Share of FFO	(484,000)	(1,476,000)	(4,562,000)	(5,918,000)
Unconsolidated joint ventures:
Share of income	(49,000)	(519,000)	(1,481,000)	(1,671,000)
Share of FFO	158,000	1,546,000	4,646,000	5,984,000

Funds From Operations (“FFO”)	3,776,000	8,490,000	26,717,000	26,520,000
Adjustments for items affecting comparability:
Management transition charges and employee termination costs	41,000	—	1,172,000	6,875,000
Accelerated write-off of deferred financing costs	—	—	2,607,000	—
Share-based compensation mark-to-market adjustments	—	(68,000)	10,000	(808,000)
Preferred stock redemption costs	4,443,000	—	4,998,000	—
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	116,000	262,000	309,000	1,618,000

Operating Funds From Operations (“Operating FFO”)	$8,376,000	$8,684,000	$35,813,000	$34,205,000

FFO per diluted share:	$0.05	$0.12	$0.37	$0.38

Operating FFO per diluted share:	$0.12	$0.12	$0.50	$0.49

Weighted average number of diluted common shares:
Common shares	71,876,000	69,746,000	71,338,000	68,715,000
OP Units	281,000	1,415,000	459,000	1,415,000

	72,157,000	71,161,000	71,797,000	70,130,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$184,000	$357,000	$1,250,000	$1,634,000
Amortization of intangible lease liabilities	1,140,000	1,471,000	5,596,000	6,476,000
Lease termination income	—	—	3,029,000	—
Non-real estate amortization	680,000	997,000	2,606,000	4,399,000
Share-based compensation other than mark-to-market adjustments	1,018,000	876,000	3,903,000	5,665,000
Maintenance capital expenditures	1,716,000	1,126,000	4,879,000	3,302,000
Development and redevelopment capital expenditures	3,040,000	7,951,000	17,340,000	33,412,000
Capitalized interest and financing costs	314,000	593,000	1,314,000	2,629,000

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended December 31,		Years ended December 31,
	2012	2011	2012	2011
EBITDA Calculation
Income (loss) from continuing operations	$27,622,000	$(4,831,000)	$25,377,000	$(26,068,000)
Add (deduct):
Interest expense	9,879,000	10,708,000	39,359,000	41,746,000
Accelerated write-off of deferred financing costs	—	—	2,607,000	—
Depreciation and amortization	9,820,000	15,392,000	44,540,000	43,105,000
Minority interests share of consolidated joint venture EBITDA	(1,082,000)	(3,165,000)	(10,273,000)	(10,844,000)
Discontinued operations:
Income from operations	281,000	2,193,000	3,963,000	5,128,000
Interest expense	729,000	2,244,000	6,421,000	9,379,000
Depreciation and amortization	28,000	96,000	134,000	5,501,000
Pro-rata share attributable to Cedar/RioCan joint venture:
Depreciation and amortization	99,000	1,027,000	3,154,000	4,123,000
Interest expense	73,000	833,000	2,605,000	3,616,000

EBITDA	47,449,000	24,497,000	117,887,000	75,686,000
Adjustments for items affecting comparability:
Share-based compensation mark-to-market adjustments	—	(68,000)	10,000	(808,000)
Management transition charges and employee termination costs	41,000	—	1,172,000	6,875,000
(Gain) loss on exit from unconsolidated joint ventures	(30,526,000)	—	(30,526,000)	7,961,000
(Gain) on sales	(516,000)	—	(997,000)	(130,000)
Impairment charges (reversals)	5,779,000	(271,000)	5,779,000	7,148,000
Acquisition transaction costs and terminated projects, including Company share from Cedar/RioCan joint venture	116,000	262,000	309,000	1,618,000

Adjusted EBITDA	$22,343,000	$24,420,000	$93,634,000	$98,350,000

Pro-rata share of outstanding debt (a)	$752,140,000	$827,036,000	$752,140,000	$827,036,000

Fixed charges (a)
Interest expense	$10,271,000	$12,538,000	$44,677,000	$49,332,000
Interest expense—consolidated minority interests share	(601,000)	(1,671,000)	(5,552,000)	(6,654,000)
Interest expense—Cedar/RioCan joint venture	73,000	833,000	2,605,000	3,616,000

Interest Expense	9,743,000	11,700,000	41,730,000	46,294,000
Preferred stock dividends	3,804,000	3,579,000	14,819,000	14,200,000
Pro-rata share of scheduled mortgage repayments	2,509,000	2,195,000	9,456,000	8,749,000

Fixed charges	$16,056,000	$17,474,000	$66,005,000	$69,243,000

Debt and Coverage Ratios (b)
Debt to Adjusted EBITDA (c)	8.5 x	8.7 x	8.7 x	8.8 x
Interest coverage ratio (Based on Adjusted EBITDA)	2.3 x	2.1 x	2.2 x	2.1 x
Fixed charge coverage ratio (Based on Adjusted EBITDA)	1.4 x	1.4 x	1.4 x	1.4 x

(a)	Includes properties “held for sale/conveyance”.
(b)	Ratios exclude lease termination income.
(c)	The debt to Adjusted EBITDA ratio has been adjusted to exclude (i) for the 2012 periods, (A) all EBITDA and management fee income relating to the Cedar/RioCan joint venture, partially offset by only those corporate overhead savings actually realized, and (B) the results and debt related to the four properties in the process of being conveyed to their respective lenders, and (ii) for all periods, the results of properties sold during each of the respective periods as the related debt is no longer outstanding at the end of such period.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of December 31, 2012

Property	Percent Owned	Maturity Date	Interest rate (a)	Stated contract amounts
Fixed-rate mortgages:
Consolidated Properties:
Fort Washington	100%	Jan 2013	5.4%	$5,396,000	(b)
Academy Plaza	100%	Mar 2013	7.3%	8,633,000	(b)
General Booth Plaza	100%	Aug 2013	6.1%	4,968,000	(b)
Kempsville Crossing	100%	Aug 2013	6.1%	5,602,000	(b)
Port Richmond Village	100%	Aug 2013	6.5%	13,867,000
Smithfield Plaza	100%	Aug 2013	6.1%	3,205,000	(b)
Suffolk Plaza	100%	Aug 2013	6.1%	4,194,000	(b)
Virginia Little Creek	100%	Aug 2013	6.1%	4,492,000	(b)
Timpany Plaza	100%	Jan 2014	6.1%	7,753,000
Trexler Mall	100%	May 2014	5.5%	20,121,000
Coliseum Marketplace	100%	Jul 2014	6.1%	11,291,000
Fieldstone Marketplace	100%	Jul 2014	6.0%	17,365,000
King’s Plaza	100%	Jul 2014	6.0%	7,389,000
Liberty Marketplace	100%	Jul 2014	6.1%	8,456,000
Yorktowne Plaza	100%	Jul 2014	6.0%	19,330,000
Mechanicsburg Giant	100%	Nov 2014	5.5%	8,710,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,810,000
New London Mall	40%	Apr 2015	4.9%	27,365,000
Carbondale Plaza	100%	May 2015	6.4%	4,770,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,293,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,455,000
Groton Shopping Center	100%	Oct 2015	5.3%	11,475,000
Southington Shopping Center	100%	Nov 2015	5.1%	5,462,000
Jordan Lane	100%	Dec 2015	5.5%	12,384,000
Oakland Mills	100%	Jan 2016	5.5%	4,657,000
Smithfield Plaza	100%	May 2016	6.2%	6,800,000
Franklin Village Plaza	100%	Aug 2016	4.1%	42,981,000
West Bridgewater	100%	Sep 2016	6.2%	10,581,000
Carman’s Plaza	100%	Oct 2016	6.2%	33,500,000
Hamburg Commons	100%	Oct 2016	6.1%	4,928,000
Meadows Marketplace	100%	Nov 2016	5.6%	9,823,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	64,250,000
Golden Triangle	100%	Feb 2018	6.0%	20,052,000
Gold Star Plaza	100%	May 2019	7.3%	1,729,000
Swede Square	100%	Nov 2020	5.5%	10,311,000
Colonial Commons	100%	Feb 2021	5.5%	27,272,000
Townfair Center	100%	Jul 2021	5.2%	16,050,000
Virginia Little Creek	100%	Sep 2021	8.0%	322,000
The Point	100%	Nov 2022	4.5%	29,960,000
Metro Square	100%	Nov 2029	7.5%	8,520,000

Total Fixed-Rate Mortgages		3.9 years	5.6%	$543,722,000

		weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of December 31, 2012

	Percent		Maturity		Interest	Stated
Property	Owned		Date		rate (a)	contract amounts
Variable-rate mortgage:
Upland Square	100	%(c)	Oct 2013	(d)	3.0%	60,417,000

Total mortgages at stated contract amounts			3.6 years		5.3%	604,139,000
			weighted average
Unamortized discount/premium						1,077,000

Total mortgage debt (including unamortized discount/premium)						605,216,000

Corporate Credit Facility:
Revolving facility			Jan 2015	(d)	2.8%	81,000,000
Term loan			Jan 2016	(d)	2.8%	75,000,000

			2.6 years		2.8%	156,000,000

			weighted average
Total Consolidated Debt (Excluding Held for Sale/Conveyance Mortgage Debt)			3.4 years		4.8%	$761,216,000

			weighteds average
Pro-rata share of total debt reconciliation:
Total consolidated debt (excluding held for sale/conveyance mortgage debt)						$761,216,000
Less pro-rata share attributable to consolidated joint venture minority interests						(32,334,000)
Plus pro-rata share attributable to properties held for sale/conveyance (e)						23,258,000

Pro-rata share of total debt						$752,140,000

Pro-rata share of fixed debt						$535,723,000
Pro-rata share of variable debt						216,417,000

Pro-rata share of total debt						$752,140,000

Percentage of pro-rata fixed debt						71.2%
Percentage of pro-rata variable debt						28.8%

						100.0%

(a)	For variable rate debt, rate in effect as of December 31, 2012.
(b)	Mortgages repaid in January or February 2013.
(c)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, a loan guaranty, and/or other terms of the related joint venture agreement.
(d)	Each of these loans is subject to a one-year extension option.
(e)	See “Summary of Outstanding Debt—Held for Sale Properties.”

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of December 31, 2012

Consolidated, Excluding Mortgages on Properties Held for Sale (a)
Maturity schedule by year	Cedar pro-rata share of:						JV Partners pro-rata share of:
	Scheduled Amortization	Balloon Payments		Credit Facility		Total	Scheduled Amortization	Balloon Payments	Total	Total

2013	$3,989,000	$114,607,000	(b)	$—		$118,596,000	$—	$—	$—	$118,596,000
2014	6,988,000	100,656,000		—		107,644,000	—	—	—	107,644,000
2015	5,823,000	51,301,000		81,000,000	(c)	138,124,000	—	16,419,000	16,419,000	154,543,000
2016	4,691,000	118,694,000		75,000,000	(c)	198,385,000	—	16,320,000	16,320,000	214,705,000
2017	2,896,000	60,478,000		—		63,374,000	—	—	—	63,374,000
2018	2,389,000	31,941,000		—		34,330,000	—	—	—	34,330,000
2019	2,078,000	—		—		2,078,000	—	—	—	2,078,000
2020	2,025,000	8,849,000		—		10,874,000	—	—	—	10,874,000
2021	1,277,000	22,383,000		—		23,660,000	—	—	—	23,660,000
2022	1,039,000	24,323,000		—		25,362,000	—	—	—	25,362,000
Thereafter	4,497,000	476,000		—		4,973,000	—	—	—	4,973,000

	$37,692,000	$533,708,000		$156,000,000		$727,400,000	$—	$32,739,000	$32,739,000	$760,139,000

(a)	Amounts exclude unamortized discounts/premiums.
(b)	Includes $59.7 million of property-specific construction financing, due in October 2013, subject to a one-year extension option.
(c)	Each of the amounts due in 2015 and 2016 is subject to a one-year extension option.

CEDAR REALTY TRUST, INC.

Preferred Stock Activity

	Series A 8.875%		Series B 7.25% (a)
	Shares	Amount	Shares	Amount
Balance, December 31, 2011	6,400,000	$158,575,000	—	$—
Initial Series B Offering and Series A Redemption	(360,000)	(8,920,000)	400,000	9,200,000
“At-The-Market” Series B Sales and Open Market Series A Purchases	(127,000)	(3,148,000)	199,000	4,581,000
Follow-on Series B Offering and Series A Redemptions	(4,505,000)	(111,625,000)	4,830,000	115,006,000

Balance, December 31, 2012	1,408,000	34,882,000	5,429,000	128,787,000
At-The-Market Series B Sales	—	—	221,000	5,330,000
Follow-on Series B Offering and Series A Redemption	(1,408,000)	(34,882,000)	2,300,000	55,616,000

Balance, February 28, 2013	—	$—	7,950,000	$189,733,000

(a)	Shares of Series B stock were sold at a discount. The yield for shares sold in 2012 was 7.6% ; the yield for shares sold in 2013 was 7.4%

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of December 31, 2012

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Groton Shopping Center	CT	100%	2007	117,186	84.3%	$11.65	TJ Maxx	30,000
Jordan Lane	CT	100%	2005	177,504	99.2%	10.89	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,293	94.2%	14.24	Shop Rite	64,017
							Marshalls	30,354
							Homegoods	25,432
							Petsmart	23,500
							AC Moore	20,932
Oakland Commons	CT	100%	2007	90,100	100.0%	6.37	Wal-Mart	54,911
							Bristol Ten Pin	35,189
Southington Shopping Center	CT	100%	2003	155,842	97.8%	6.85	Wal-Mart	95,482
							NAMCO	20,000
The Brickyard	CT	100%	2004	249,200	68.2%	7.58	Home Depot	103,003
							Kohl’s	58,966

Total Connecticut				1,049,125	88.8%	10.15

Maryland
Kenley Village	MD	100%	2005	51,894	73.7%	8.77	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	18.87	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.39	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	78.7%	9.93	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
St. James Square	MD	100%	2005	39,903	100.0%	11.42	Food Lion	33,000
Valley Plaza	MD	100%	2003	190,939	100.0%	4.98	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	91.1%	13.32	Food Lion	37,692

Total Maryland				835,972	90.0%	10.47

Massachusetts
Fieldstone Marketplace	MA	100%	2005/2012	193,970	95.8%	11.36	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Franklin Village Plaza	MA	100%	2004/2012	304,347	92.6%	20.31	Stop & Shop	75,000
							Marshalls	26,890
							Team Fitness	15,807
Kings Plaza	MA	100%	2007	168,243	92.7%	6.15	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	98.2%	7.32	Hannaford Brothers	42,598
							Rocky’s Ace Hardware	18,830
							Dollar Tree	16,798
Price Chopper Plaza	MA	100%	2007	101,824	91.1%	11.00	Price Chopper	58,545
The Shops at Suffolk Downs	MA	100%	2005	121,251	86.8%	12.62	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	97.0%	6.83	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
West Bridgewater Plaza	MA	100%	2007	133,039	96.9%	8.78	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,308,908	93.9%	11.57

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	85.4%	8.85	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	100.0%	10.13	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	93.4%	8.82	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	92.1%	9.16

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2012

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	NY	100%		2007	194,082	91.8%	17.11	Pathmark	52,211

								Extreme Fitness	27,598
								Home Goods	25,806
								Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	PA	100%		2001	137,662	90.3%	13.63	Acme Markets	50,918
Camp Hill	PA	100%		2002	470,117	99.3%	13.56	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	120,689	100.0%	6.76	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	466,233	86.5%	12.82	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								L.A. Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
Crossroads II	PA	100	%(b)	2008	133,717	92.1%	20.03	Giant Foods	78,815
Fairview Commons	PA	100%		2007	42,314	53.3%	9.68	Family Dollar	10,789
Fairview Plaza	PA	100%		2003	71,979	100.0%	12.39	Giant Foods	61,637
Fort Washington	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.91	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	98.2%	12.47	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	11.89	Giant Foods	32,000
Hamburg Commons	PA	100%		2004	99,580	96.4%	6.52	Redner’s	56,780
								Peebles	19,683
Huntingdon Plaza	PA	100%		2004	142,845	71.9%	5.18	Sears	26,150
								Peebles	22,060
Lake Raystown Plaza	PA	100%		2004	142,559	95.7%	12.31	Giant Foods	63,835
								Tractor Supply	32,711
Liberty Marketplace	PA	100%		2005	68,200	89.4%	17.56	Giant Foods	55,000
Meadows Marketplace	PA	100%		2004/2012	91,518	100.0%	15.43	Giant Foods	67,907
Mechanicsburg Giant	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	100.0%	11.55	Giant Foods	43,400
Northside Commons	PA	100%		2008	64,710	96.1%	9.89	Redner’s Market	48,519
Palmyra Shopping Center	PA	100%		2005	111,051	89.2%	6.00	Weis Markets	46,912
								Goodwill	18,104
Port Richmond Village	PA	100%		2001	154,908	96.8%	12.51	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza	PA	100%		2003	226,786	90.5%	18.63	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	79.3%	14.58	Shop Rite	54,388
								Ross Dress For Less	31,349
								L.A. Fitness	31,000
								Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2012

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	PA	100%		2003	100,816	97.0%	16.10	LA Fitness	37,200
The Commons	PA	100%		2004	203,426	87.5%	9.34	Bon-Ton	54,500
								Shop ‘n Save	52,654
								TJ Maxx	24,404
The Point	PA	100%		2000	268,037	99.0%	12.41	Burlington Coat Factory	76,665
								Giant Foods	76,627
								AC Moore	24,890
								Staples	24,000
Townfair Center	PA	100%		2004	218,662	100.0%	9.11	Lowe’s Home Centers	95,173
								Giant Eagle	83,821
								Michael’s Store	17,592
Trexler Mall	PA	100%		2005	339,363	88.7%	9.66	Kohl’s	88,248
								Bon-Ton	62,000
								Lehigh Wellness Partners	30,594
								Trexlertown Fitness Club	28,870
								Marshall’s	28,572
Trexlertown Plaza	PA	100%		2006	316,143	78.9%	13.22	Giant Foods	78,335
								Redner’s	47,900
								Big Lots	33,824
								Sears	22,500
								Tractor Supply	19,097
Upland Square	PA	100	% (b)	2007	391,578	92.8%	16.92	Giant Foods	78,900
								Carmike Cinema	45,276
								LA Fitness	42,000
								Best Buy	30,000
								TJ Maxx	25,000
								Bed, Bath & Beyond	24,721
								A.C. Moore	21,600
								Staples	18,336

Total Pennsylvania					5,241,641	91.5%	12.63

Virginia
Annie Land Plaza	VA	100%		2006	42,500	97.2%	9.39	Food Lion	29,000
Coliseum Marketplace	VA	100%		2005	105,998	100.0%	15.97	Farm Fresh	57,662
								Michael’s	23,981
Elmhurst Square	VA	100%		2006	66,250	89.1%	9.46	Food Lion	38,272
General Booth Plaza	VA	100%		2005	71,639	96.6%	12.89	Farm Fresh	53,758
Kempsville Crossing	VA	100%		2005	94,477	97.3%	11.21	Farm Fresh	73,878
Martin’s at Glen Allen	VA	100%		2005	63,328	100.0%	6.61	Martin’s	63,328
Oak Ridge Shopping Center	VA	100%		2006	38,700	100.0%	10.56	Food Lion	33,000
Smithfield Plaza	VA	100%		2005/2008	134,664	96.4%	9.23	Farm Fresh	45,544
								Maxway	21,600
								Peebles	21,600
Suffolk Plaza	VA	100%		2005	67,216	100.0%	9.40	Farm Fresh	67,216
Ukrop’s at Fredericksburg	VA	100%		2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
Virginia Little Creek	VA	100%		2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia					817,392	97.8%	11.46

Total Consolidated Properties, Excluding Held for Sale/Conveyance Properties—“Operating Portfolio”					9,820,185	91.9%	11.90

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Although the ownership percentages for these joint ventures is 60%, the Company has included 100% of these joint ventures’ debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreements.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Three months ended December 31, 2012	Year ended December 31, 2012

Renewals (a)
Leases signed	26	111
Square feet	130,000	486,000
New rent per sq.ft (b)	$15.52	$13.14
Prior rent per sq. ft (b)	$14.43	$12.20
Cash basis % change	7.6%	7.7%
Tenant improvements per sq. ft. (c)	$0.00	$0.00
Average lease term (years)	4.5	4.5
New Leases
Leases signed	14	48
Square feet	60,000	229,000
New rent per sq.ft (b)	$17.14	$14.48
Tenant improvements per sq. ft. (c)	$7.35	$9.23
Average lease term (years)	8.2	9.6
Renewals and New Leases
Leases signed	40	159
Square feet	190,000	715,000
New rent per sq.ft (b)	$16.03	$13.57
Tenant improvements per sq. ft. (c)	$2.32	$2.95
Average lease term (years)	5.6	6.1

(a)	Includes leases that renewed with no increase pursuant to their terms. The renewal results, excluding such leases with no contractual increase, would have been as follows:

	Three months ended	Year ended
	December 31, 2012	December 31, 2012
Leases signed	23	93
Square feet	117,000	391,000
Cash basis % change	8.6%	8.9%

(b)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(c)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of December 31, 2012

	Number of stores				Annualized	Percentage
				Annualized	base rent	annualized
Tenant		GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	14	912,000	9.3%	$13,789,000	$15.12	12.8%
LA Fitness	7	282,000	2.9%	4,447,000	15.77	4.1%
Farm Fresh	6	364,000	3.7%	3,909,000	10.74	3.6%
Stop & Shop	4	271,000	2.8%	2,805,000	10.35	2.6%
Dollar Tree	19	194,000	2.0%	1,928,000	9.94	1.8%
Food Lion	7	243,000	2.5%	1,925,000	7.92	1.8%
Staples	5	104,000	1.1%	1,701,000	16.36	1.6%
Shop Rite	2	118,000	1.2%	1,695,000	14.36	1.6%
Redner’s	4	202,000	2.1%	1,514,000	7.50	1.4%
United Artist	1	78,000	0.8%	1,411,000	18.09	1.3%
Shaw’s	2	125,000	1.3%	1,389,000	11.11	1.3%
Marshall’s	6	170,000	1.7%	1,366,000	8.04	1.3%
Shoppers Food Warehouse	2	120,000	1.2%	1,237,000	10.31	1.2%
Ukrop’s	1	63,000	0.6%	1,163,000	18.46	1.1%
Kohl’s Department Store	2	149,000	1.5%	1,113,000	7.47	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	1.0%
Giant Eagle	1	84,000	0.9%	922,000	10.98	0.9%
Wal-Mart	2	150,000	1.5%	838,000	5.59	0.8%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.8%
Rite Aid	5	54,000	0.5%	799,000	14.80	0.7%

Sub-total top twenty tenants	92	3,784,000	38.5%	45,797,000	12.10	42.6%
Remaining tenants	821	5,244,000	53.4%	61,639,000	11.75	57.4%

Sub-total all tenants (b)	913	9,028,000	91.9%	$107,436,000	$11.90	100.0%

Vacant space	N/A	792,000	8.1%

Total	913	9,820,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:
(1)	Giant Foods, Stop & Shop, and Martin’s at Glen Allen (GLA of 63,000; annualized base rent of $418,000), and (2) Farm Fresh, Shaw’s, Shop ‘n Save (GLA of 53,000; annualized base rent of $412,000) , Shoppers Food Warehouse, and Acme Markets (GLA of 172,000; annualized base rent of $756,000).
(b)	Comprised of large tenants (greater than 15,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents
Large tenants	6,322,000	70.0%	$63,681,000	$10.07	59.3%
Small tenants	2,706,000	30.0%	43,755,000	16.17	40.7%

Total	9,028,000	100.0%	$107,436,000	$11.90	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of December 31, 2012

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq. ft.	base rents
Month-To-Month	36	92,000	1.0%	$1,275,000	$13.86	1.2%
2013	120	460,000	5.1%	6,344,000	13.79	5.9%
2014	146	1,269,000	14.1%	12,177,000	9.60	11.3%
2015	148	1,282,000	14.2%	13,852,000	10.80	12.9%
2016	114	922,000	10.2%	10,172,000	11.03	9.5%
2017	113	912,000	10.1%	11,838,000	12.98	11.0%
2018	57	643,000	7.1%	8,533,000	13.27	7.9%
2019	27	332,000	3.7%	3,878,000	11.68	3.6%
2020	34	880,000	9.7%	8,208,000	9.33	7.6%
2021	37	419,000	4.6%	6,262,000	14.95	5.8%
2022	20	139,000	1.5%	1,895,000	13.63	1.8%
2023	16	168,000	1.9%	2,225,000	13.24	2.1%
Thereafter	45	1,510,000	16.7%	20,777,000	13.76	19.3%

All tenants	913	9,028,000	100.0%	$107,436,000	$11.90	100.0%

Vacant space	N/A	792,000	N/A

Total portfolio	913	9,820,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property (a) (b)

	Three months ended December 31,		Percent
	2012	2011	Change
Base Rents	$20,712,000	$20,609,000	0.5%
Expense Recoveries	5,575,000	5,396,000	3.3%

Total Revenues	26,287,000	26,005,000	1.1%
Operating expenses	7,760,000	7,573,000	2.5%

NOI	$18,527,000	$18,432,000	0.5%

Occupancy	93.6%	93.2%
Number of same properties	61	61
NOI growth, excluding dark anchor impact (c)	1.6%

	Years ended December 31,		Percent
	2012	2011	Change
Base Rents	$79,441,000	$79,119,000	0.4%
Expense Recoveries	20,618,000	21,712,000	-5.0%

Total Revenues	100,059,000	100,831,000	-0.8%
Operating expenses	28,825,000	30,349,000	-5.0%

NOI	$71,234,000	$70,482,000	1.1%

Occupancy	93.6%	93.2%
Number of same properties	59	59
NOI growth, excluding dark anchor impact (c)	1.8%

(a)	Same properties include only those consolidated properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”.
(b)	Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.
(c)	Excludes the down time impact prior to Wal-Mart taking possession of the space at Oakland Commons, located in Bristol, CT.

CEDAR REALTY TRUST, INC.

Acquisitions and Dispositions

			Date	Purchase
Acquisitions of noncontrolling interests in consolidated properties	Location	GLA	Acquired	Price
Meadows Marketplace (80 % interest) (b)	Hershey, PA	91,518	10/12/2012	$13,375,000
Fieldstone Marketplace (80% interest) (b)	New Bedford, MA	193,970	10/12/2012	13,955,000

				$27,330,000

			Date	Purchase
Acquisition of unconsolidated joint venture property	Location	GLA	Acquired	Price
Franklin Village Plaza (a)	Franklin, MA	304,347	10/10/2012	$75,127,000

			Date	Sales
Dispositions of consolidated properties	Location	GLA	Sold	Price
Hilliard Discount Drug Mart Plaza	Hilliard, OH	40,988	2/7/2012	$1,434,000
First Merit Bank at Akron	Akron, OH	3,200	2/23/2012	633,000
Grove City Discount Drug Mart Plaza	Grove City, OH	40,848	3/12/2012	1,925,000
CVS at Naugatuck (50% interest)	Naugatuck, CT	13,225	3/20/2012	3,350,000
CVS at Bradford	Bradford, PA	10,722	3/30/2012	967,000
CVS at Celina	Celina, OH	10,195	3/30/2012	1,449,000
CVS at Erie	Erie, PA	10,125	3/30/2012	1,278,000
CVS at Portage Trail	Akron, OH	10,722	3/30/2012	1,061,000
Rite Aid at Massillon	Massillon, OH	10,125	3/30/2012	1,492,000
Kingston Plaza	Kingston, NY	5,324	4/12/2012	1,182,000
Stadium Plaza	East Lansing, MI	77,688	5/3/2012	5,400,000
Blue Mountain Commons (land parcel)	Harrisburg. PA	N/A	6/19/2012	102,000
Oregon Pike (land parcel)	Lancaster, PA	N/A	6/28/2012	1,100,000
Trindle Springs (land parcel)	Mechanicsburg, PA	N/A	7/20/2012	800,000
Aston (land parcel)	Aston, PA	N/A	7/27/2012	1,365,000
Homburg Joint Venture (20 % interest in seven properties) (b)	Various	560,772	10/12/2012	23,642,000
The Point at Carlisle	Carlisle, PA	182,859	10/15/2012	7,350,000
Wyoming (land parcel)	Wyoming, MI	N/A	11/16/2012	1,000,000

Total				$55,530,000

			Date	Sales
Dispositions of unconsolidated joint venture properties	Location	GLA	Sold	Price
Cedar/RioCan Joint Venture (20% interest in 21 properties) (a)	Various	3,406,927	10/10/2012	$119,521,000

(a)	On October 10, 2012, the Company exited the 20% Cedar / 80% RioCan joint venture. Pursuant to the underlying agreements, the Company exchanged its 20% interest in the joint venture for a 100% ownerhsip in Franklin Village Plaza and $41.6 million in cash.
(b)	On October 12, 2012, the Company concluded definitive agreements with Homburg Invest Inc. (“HII”) relating to the application of the buy/sell provisions of the joint venture agreements, pursuant to which the Company (i) acquired HII’s 80% ownership interest in two properties, and (ii) the Company sold to HII its 20% ownership interests in the remaining seven properties.

Properties Held For Sale/Conveyance

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of December 31, 2012

						Average
		Percent			Percent	base rent per	Major Tenants (a)
Property Description	State	owned		GLA	occupied	leased sq. ft.	Name	GLA
Ohio Discount Drug Mart Portfolio
Gahanna Discount Drug Mart Plaza	OH	100%		48,667	82.3%	13.90	Discount Drug Mart	24,592
Westlake Discount Drug Mart Plaza	OH	100%		55,775	88.0%	5.83	BG Storage	24,600
							Discount Drug Mart	24,480

Total Ohio Discount Drug Mart Portfolio				104,442	85.3%	9.46

Single-Tenant/Triple-Net-Lease Properties
McCormick Place	OH	100%		46,000	100.0%	4.50	Sam Levin Furniture	46,000

Malls
Columbia Mall	PA	100%		352,544	85.0%	4.30	Sears	64,264
							Dunham Sports	61,178
							Bon-Ton	45,000
							J.C. Penny	34,076
Shore Mall	NJ	100%		459,058	92.0%	7.55	Boscov’s	174,600
							Burlington Coat Factory	85,000

Total Malls				811,602	89.0%	6.20

Other Non-Core Assets
Dunmore Shopping Center	PA	100%		101,080	89.2%	2.87	Enyon Furniture Outlet	40,000
							Big Lots	26,902
							Steircycle	22,680
East Chestnut	PA	100	%(b)	21,180	100.0%	13.63	Rite Aid	11,180
Heritage Crossing	PA	100	%(c)	28,098	100.0%	23.74	Walgreens	14,748
Oakhurst Plaza	PA	100%		111,869	69.5%	11.98	Gold’s Gym	40,214
Roosevelt II	PA	100%		180,088	0.0%	—	Vacant	N/A

Total Other Non-Core Assets				442,315	49.1%	9.88

Total Properties Held for Sale				1,404,359	76.5%	$7.14

Land Parcels Previously Acquired for Development
Five land parcels in Pennsylvania	PA	100%		74	acres
Shore Mall	NJ	100%		50	acres

Total Land Parcels Previously Acquired for Development				124	acres

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft. of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Property sold in January 2013.
(c)	Although the ownership percentage for this joint venture is stated at 60%, the Company has included 100% of this joint venture’s results of operations in its-pro-rata calculations, based on the terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Properties Held for Sale/Conveyance—Summary of Outstanding Debt

As of December 31, 2012

				Stated
	Percent	Maturity	Interest	contract
Property	Owned	Date	rate	amounts
Fixed-rate mortgages:
Roosevelt II (a)	100%	Mar 2012	6.5%	$11,105,000
Gahanna DDM (a) (b)	100%	Nov 2016	5.8%	4,839,000
Westlake DDM (a) (b)	100%	Dec 2016	5.6%	3,109,000
McCormick Place (a) (b)	100%	Aug 2017	6.1%	2,547,000
East Chestnut (c)	100%	Apr 2018	7.4%	1,538,000

Total fixed-rate mortgages		1.8. years	6.3%	23,138,000
Unamortized premium				120,000

Total mortgage debt (including unamortized premium)				$23,258,000

(a)	These properties are in the process of being conveyed to their respective lenders, either through short sale, foreclosure, or deed-in-lieu of foreclosure processes.
(b)	Until the conveyances of the properties are completed, interest is being recorded (but not paid) at approximately 500 basis points higher than the stated rates.
(c)	Property sold in January 2013.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, the accelerated write-off of deferred financing costs, mark-to-market adjustments related to share-based compensation, preferred stock redemption costs, acquisition transaction costs, and costs related to terminated projects.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as mark-to-market adjustments relating to share-based compensation, management transition charges and employee termination costs, gain/(loss) on exit from unconsolidated joint ventures, acquisition transaction costs, and costs related to terminated projects. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.